                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        December 3, 2008
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

          Delaware                     001-13403                84-1032638
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

         4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri 64116
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code    (816) 584-5000
                                                          ----------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
Year.

     Effective  December 3, 2008,  the Board of  Directors  of American  Italian
Pasta  Company (the  "Company")  approved  Amended and  Restated  Bylaws for the
Company.  These Amended and Restated Bylaws incorporated all previous amendments and updated and revised a number of provisions to reflect  current  practices of the Company and the board. In addition, as described below, changes were made to certain other provisions.  The following discussion is qualified by reference to the Amended and Restated Bylaws which are attached as Exhibit 3.1 hereto.

Article II - Stockholders.

     1.   Section 2 was amended to reference the ability  under  Delaware law to hold an annual  meeting by remote  communication.  Sections 4, 5 and 7 were amended to  acknowledge  the ability to provide  notice and stock lists through electronic means.

     2.   Section 9 was amended to (a) clarify that a stockholder  proposal must be proper under Delaware law, (b) provide for electronic  notice,  (c)
          clarify that a new time period for notice does not  commence  after an adjournment or postponement, (d) provide that only such business shall be conducted at the meeting as brought in  accordance  with the Bylaws
          (e) define public  disclosure  and (f) reference  required  compliance with the Securities Exchange Act.

     3.   Section 10 has been  amended  to delete an  unnecessary  reference  to
          Class B stock.

     4.   Section 11 has been revised to clarify when a proxy is irrevocable.

     5.   Section 15 has been  revised to delete an  unnecessary  reference to a
          Shareholders Agreement.

Article III - Directors.

     1.   Sections 2 and 3 have been revised to delete an unnecessary  reference to a Shareholders Agreement.

     2.   Section 5 dealing with the notice of board meetings,  has been amended to provide more flexibility for the notice of meeting.

     3.   Section 12 has been revised to allow for board  consent by  electronic transmission.

Article IV - Committees.

     1.   Section 4, referencing a Stock Option  Committee,  has been deleted as the Company's Compensation Committee administers such plans.

Article VIII - General Provisions.

     1.   Section 7 has been added to acknowledge the use of electronic means to deliver written materials.

Item 8.01. Other Events

     The Company issued a press release on December 4, 2008  announcing  that an investor conference call be will held on December 11, 2008 and that the Board of
Directors had set the date of the Annual  Meeting of  Stockholders  for February
19, 2009. The press release is attached as Exhibit 99.1 hereto and  incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits.

          3.1  Amended and Restated Bylaws.
          99.1 Press Release dated December 4, 2008.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  December 4, 2008           AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/ Paul R. Geist
                                          --------------------------------------
                                            Paul R. Geist
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number             Description

     3.1                   Amended and Restated Bylaws.
     99.1                  Press Release dated December 4, 2008.